UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2018

Rush Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2018, the Board of Directors (the “Board”) of Rush Enterprises, Inc. (the “Company”) approved the amendment and restatement of the Rush Enterprises, Inc. Executive Transition Plan (the “ETP”). The Board adopted the amended and restated ETP in order to further align the ETP with evolving best practices and to reflect the Company’s current compensation framework.

The amendment and restatement includes the following changes from the prior ETP: (i) changing the calculation of the cash amount payable to a Level 1 Employee upon an Involuntary Termination (including in connection with a Change of Control) from four (4) times the Participant’s current Base Salary to two (2) times the sum of (a) the Participant’s current Base Salary and (b) the average of the Annual Cash Bonus the Participant received in each of the prior three (3) calendar years; (ii) updating the definition of Change in Control; (iii) updating the definition of Good Reason; (iv) removing reference to a Level 4 Participant; (v) providing that amounts payable hereunder are subject to the Company’s compensation recoupment policy, as in effect from time to time; and (vi) clarifying that nothing in Exhibit B of the ETP prohibits a Participant from disclosing confidential information if such disclosure is required by law or legal process. All capitalized terms above that are undefined have the meaning ascribed to them in the ETP.

The foregoing description of the amendment and restatement of the ETP does not purport to be complete and is qualified in its entirety by the full text of the ETP, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1 Rush Enterprises, Inc. Executive Transition Plan (as Amended and Restated Effective as of February 20, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: February 26, 2018	By:	/s/ Michael Goldstone
Michael Goldstone
Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Rush Enterprises, Inc. Executive Transition Plan (as Amended and Restated Effective as of February 20, 2018).